CTS CORPORATION

Innovation and Quality Driving Growth

www.ctscorp.com

Investor Presentation March 2012 Exhibit 99.1

CTS CORPORATION
Innovation and Quality Driving Growth

Safe Harbor Statement
This presentation contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events and any other statements that are not based solely on historical fact. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from those presented in the forward-looking statements, including, without limitation: changes in the economy generally and in respect to the businesses in which CTS operates; rapid technological change; general market conditions in the automotive, communications, and computer industries, as well as conditions in the industrial, defense and aerospace, and medical markets; reliance on key customers; unanticipated natural or other events such as the Japan earthquake and the Thailand flood; the ability to protect our intellectual property; pricing pressures and demand for our products; and risks associated with our international operations, including trade and tariff barriers, exchange rates and political and geographical risks.  For more detailed information on the risks and uncertainties associated with CTS’ business, see the reports CTS files with the SEC available at
http://www.ctscorp.com/investor_relations/investor.htm.
CTS undertakes no
obligation to publicly update its forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes.

CTS Corporation - Profile
Sensors &
Actuators
Electronic
Components
49%
A global designer and manufacturer of highly engineered:
•
Sensors & Actuators,
•
Electronic Components,
•
and a provider of Electronics Manufacturing Services
Established in 1896 with 4,200 employees worldwide
Projected Sales
Segments
Components &
Sensors
EMS
19%
32%

Global Operations
San Jose
Moorpark
Matamoros, Mexico
Nogales, Mexico
Elkhart
Lisle
Londonderry
Toronto, Canada
Albuquerque
Tucson
Scotland
Czech Republic
Thailand
Singapore
Taiwan
China
India
Auburn Hills
Japan
Sales Office
Manufacturing
Headquarters
Switzerland
Boston
Global footprint and diversified customer base.

Sales By Market and Geographic Regions
6%
6%
29%
22%
18%
19%
Other
Communications
Automotive
Industrial
Defense/
Aerospace
Medical
Sales by Market
5%
12%
58%
12%
30%
North
America
Asia
Europe
Sales By Region
Low Cost Manufacturing 47%
Diversified markets and a global (lower cost)
manufacturing footprint

Sensors and Actuators
•
Macro Trend Driving Growth
– Tougher emissions standards
– Need for increased fuel economy
•
New Products and New Customers
– On and off highway diesel engine applications
– Small turbocharger applications / Active grill
shutter actuators
Growth through new technology, customers and
penetration of new markets
32%
Sensors/
Actuators
Actuator
Sales
Rotary & Linear
Position Sensors
BLDC High Torque
Actuators
Heavy Duty
Hall-effect Sensors
Pedal
Modules
Miniature Rotary
Resistive Sensors
Integrated Sensor
Sub-assemblies
Turbocharger
Sensor
Expect double-digit sales growth over the next 3-5 years

2009-2014: 16% CAGR

TOYOTA
2008

HONDA
2008
Supplier Award

THE SECOND SUPPLIER CONFERENCE
CTS
(Zhong shan)Technology
Co., Ltd.
Excellent Quality Award
GAC MOTOR CO., LTD
MAY 30,2011

CTS CORPORATION
Innovation and Quality Driving Growth

Total
Available
Market
(Including Pedal Sensors)
Growth Drivers - Pedal Modules
130
142
120
49
72
67
98
91
30
2006 2007 2008 2009 2010 2011 2012 2013 2014
Target
Captured
CTS Pedal Modules offer performance, quality and cost advantages
CTS Pedal Sales $M
M a j o r c u s t o m e r s i n N o r t h
A m e r i c a, E u r o p e a nd A s i a.
$339 $385 $369 $325 $411 $438 $479 $511 $541

Diversifying into new markets with new technologies
New Growth Drivers – Sensors and Actuators
•
Organic growth driven by strong research and development
R&D 7.1% of Components and Sensors sales – 7 year high
•
Highly engineered products improve fuel economy and reduce emissions
•
Serves light vehicles and commercial markets
Applications
Turbocharger Sensor
Diesel Engines for
European Vehicles
$0
$20
$40
$60
2009 2010 2011 2012 2013 2014
Sales
$ in Millions
Actuator Smart Actuator
Diesel Engines for
Commercial Vehicles
Products
Grill Shutter System
For N.A. Vehicles

Electronic Components
Double-digit sales growth over the next 3-5 years
•
Macro Trends Driving Growth
– Strong wireless communication growth in emerging markets
– Global markets driving higher data traffic
Smart phones, Social networking; YouTube, Facebook
EC
19%
Launching innovative new products
Expanding into new customers and applications
Sales
New Piezo Application for Hard Disk Drives
New Electrocomponent – Product Applications
– Mobility scooters, portable medical devices, industrial joysticks
•
New Growth Drivers:
Acquisitions – Precision Frequency Products (Fordahl / Valpey Fisher)

Products

New Product

Applications

CAGR 14%

CTS CORPORATION

Innovation and Quality Driving Growth

Electronic Components – Communications Infrastructure
OCXO
Ceramic
Duplexer
Wireless
Base Station
Sales
$ in Millions
Key Customers: Alcatel–Lucent, Cisco, Nokia Siemens Networks, Juniper, Tellabs, Emerson, Ciena, Rockwell Collins
Increasing market share and winning new customers
Satellite
Communications
WiMAX
EMI
Filters
Clock
Oscillators
ActiPlex ® Filters
Defense
Communications
ACQUISITION UPDATE
• Valpey Fisher – ($15M annual sales)
Specializes in low-noise solutions for portable
military equipment / guidance systems
$0
$15
$30
$45
$60
$75
$90
2009 2010 2011 2012 2013

Products

New
Product

Applications

New

37% CAGR

CTS CORPORATION

Innovation and Quality Driving Growth

Electronic Components – Piezoceramic Products
0
10
20
30
40
2009 2010 2011 2012 2013
Sales
$ in Millions
Medical Ultrasound
Wide Format
Inkjet Printer Head
Undersea Energy
Exploration
Aerospace
Soft
And
Hard
Piezo
Ceramic
Materials
Hard Disk Drive Actuation
- New generation of HDD actuation for computer market
New
Products
• Class 1K cleanroom capability now operational in China
New applications are emerging for piezoceramic devices
spurring innovation and profitable growth
Piezo ceramic components for hard disk drive application launched – New Product / New Customer

CTS CORPORATION
Innovation and Quality Driving Growth

Electronics Manufacturing Solutions
EMS
49%
Sales
•
Strategic Focus
– Target customers with complex needs
– Target niche sectors – defense & aerospace, medical, industrial
– Provide turnkey services, design to direct ship
•
Specialized Tier 2 Global EMS Provider
Mid single-digit sales growth business over the next 3-5 years
Diversified business, improved cost structure and global
capabilities are improving EMS performance

Electronics Manufacturing Solutions
Communications
Industrial
Medical
Computer/
Other
2011
Defense/
Aerospace
• Diversified business
• Focus on segments requiring design
capabilities and special certification
Improved customer / market mix
Computer
Communications
Other
68%
29%
3%
2004
Targeted Area > 65%
• Improving capacity utilization
• Repositioning capacity
• Thailand / Mexico expansion
Improving Performance
Operating Margin Before Corporate Charges
Target
Market Diversification
2.2%
5.2%
2.5%
7.0%
5.0%
2007-2009 2010 2011 Short-
Term
Long-
Term
4%
31%
9%
24%
32%

CTS CORPORATION
Innovation and Quality Driving Growth

Financial Summary Definitions and reconciliation of non-GAAP financial terms are included on CTS’ Web site at www.ctscorp.com

+10% to13%

+12% to19%

CTS CORPORATION
Innovation and Quality Driving Growth

Financial Performance Trend
Sales ($M)
Adjusted EPS
• 2011 growth tempered by impact of Japan earthquake / tsunami and Thailand floods
• 2012 growth driven by new products, new programs, and new customers
$665
$647
$0.80
$0.75
$499
$553
$589
2009 2010 2011 2012
Guidance
$0.36
$0.66
$0.67
2009 2010 2011 2012
Guidance

Balance Sheet Trends
Capital Expenditures
Controllable Working Capital*
* Controllable Working Capital Defined as Accounts Receivable + Inventories - Accounts Payable.
2% - 3%
13%-14%
• Higher working capital in 2010-2011 due to product launch and transfer
• Capital expenditure remains on target despite new products and growth initiative
0%
2%
2009 2010 2011 Target
8%
10%
12%
14%
16%
18%
20%
2009 2010 2011 Target

Free Cash Flow
$ in Millions
Recession/
Recovery
Average
$18M
Normal
Approx. $20M
Guidance
• Free cash flow returns to pre-recession levels in 2012
• Cash flow utilized for organic growth, acquisitions, stock buyback & dividend increases
Pre-Recession
Average
$20-25M
Note:  Free Cash Flow defined as net cash provided by operations, less capital expenditures
$40
$6
$9
$21
$23
$0
$10
$20
$30
$40
2006-2008 2009 2010 2011 2012
$16

$ in Millions

Innovation and Quality Driving Growth

Capital Structure
Strong balance sheet and conservative capital structure
Current Capital Structure Total Debt to Capitalization
$51
$50
$73
$76
$74
$70
20%
22%
17%
$0
$15
$30
$45
$60
$75
$90
2009 2010 2011
0%
5%
10%
15%
20%
25%
Total Debt
Cash
Debt to Capitalization
Bank
Debt
$74
Equity
Amended Bank Agreement in January 2012
Increased our facility from $150M to $200M
Lowered pricing by 25 bps

Shareholder Value
12% ROIC Curve

CTS CORPORATION
Innovation and Quality Driving Growth

Target Adjusted Return on Invested Capital (ROIC)
OPERATING
MARGIN
AFTER-TAX
(NOPAT
Margin)
INVESTED CAPITAL TURNOVER
Overall ROIC improvement on track
4%
2%
6%
8%
0.5 1.0 1.5 2.0 2.5 3.0 3.5
ROIC
10%
12%
4.0
EMS
Components
& Sensors
2009
5.0%
2010 8.9%
09
10
2011 8.5%
11
2012
12
10% - 11%
Target Range
2011 ROIC impacted by Japan earthquake / tsunami and Thailand floods
2012 ROIC benefiting from new product launches, new programs, acquisitions

Positioned For Profitable Growth
•
Winning new business and new customers with innovative
products and technology
Smart actuators, turbocharger sensors, grill shutter actuators, electromagnetic filters, hard piezo micro actuators, digital encoders, industrial joysticks, precision TCXOs
Penetrated new global customers:  Honda, Honeywell, Western Digital,
Caterpillar, etc.
•
Effectively managing costs and reinvesting for future growth
•
Research and development focus and strong intellectual property portfolio
•
Global footprint and diversified business model
•
Conservative balance sheet and positive cash flow
Announced dividend increase and continued stock buyback
•
Pursuing accretive, bolt-on acquisitions
Completed Valpey Fisher acquisition
Focused on enhancing shareholder value

Appendix

CTS CORPORATION

Innovation and Quality Driving Growth

21

CTS CORPORATION
Innovation and Quality Driving Growth

2011 Governance Enhancements
•
Change in Control Severance Agreement
– Revised change in control
severance agreements for named executive officers to eliminate all excise tax gross-ups
and reduce change in control benefits.
•
Officer and Director Stock Ownership
– Increased the stock ownership
guidelines for the CEO to 5.5 times base salary, directors to 5.5 times the annual board retainer (and other officers to 3.0 times base salary).
•
Lead Director Role
– Expanded the role of lead director to enhance
effectiveness of that position, including increasing the lead director’s involvement in key strategic initiatives and communication with major shareholders when needed.
•
Director Resignation Policy
– Adopted a director resignation policy so that
directors who receive a majority of withhold and/or against votes in a director election will immediately tender their resignation.  The Board of
Directors will then evaluate whether to accept the resignation.
For many years, CTS has maintained robust corporate governance policies.
During 2011, CTS’ Board of Directors took the following actions to further strengthen CTS’ corporate governance.

CTS CORPORATION
Innovation and Quality Driving Growth

Sample Applications:
Products:
Sensors and Actuators
Technologies:
• Thick Film Resistive Ink Systems
• Hall-effect Non-contacting Systems
• BLDC High-Torque Electromagnetics
Capabilities:
• Research, Design & Engineering
• Custom Molding
• Highly Automated Manufacturing
• Global Footprint: N. America, Asia, Europe
Pedal
Modules
Miniature Rotary
Resistive Sensors
BLDC High Torque
Actuators
Rotary & Linear
Position Sensors
Integrated Sensor
Sub-assemblies
Heavy Duty Hall-effect Sensors
Passenger Vehicles Light-Duty Delivery
Vehicles
On-Road Commercial
Vehicles
Off-Road Commercial Vehicles &
Industrial Equipment
Small Engine
Vehicles & Machinery

CTS CORPORATION
Innovation and Quality Driving Growth

Sample Applications:
Products:
Technologies:
• Thick Film Resistive Ink Systems
• Quartz, Hard & Soft Piezoceramics
• Electronic-grade Ceramics
• Precision Coatings
Capabilities:
• Research, Design & Engineering
• Custom Packaging
• ISO 13485, 9001, 14001 Certifications
• North America and Asia Footprint
Wireless Broadband and
HDD Actuation
Industrial
Instrumentation
Defense and Aerospace
Communication & Guidance Systems
Medical Diagnostics &
Instrumentation
Electronic Components
Thermal
Management
Components
Ceramic RF
Filters
Piezoceramic
Components
EMI/RFI Filter
Components
Resistive/
Capacitive
Networks
Frequency
Modules
Switches &
Variable
Resistors

CTS CORPORATION
Innovation and Quality Driving Growth

Sample Applications:
Major Markets:
Quality /
Regulatory:
• ISO 13485, 9001
• CFR 820
• FDA Class I to III
• IPC Class III
Capabilities:
• Complex PCB’s and Boxbuilds
• Custom Design & Engineering
• Secure Manufacturing
• Turnkey Services – Design thru Direct Ship
• High Technology Environment
• Global Footprint: N. America, Asia, Europe
Communication
Infrastructure
Industrial Equipment Defense and Aerospace Medical Devices and
Equipment
Electronic Manufacturing Solutions
• AS9100
• ITAR / NISP
• Mil Spec
• List X
WiFi Arrays
Building & HVAC
Control Systems
Identity Recognition
Systems
Insulin Pumps &
Glucose Monitoring
Enterprise IP Video
on Demand
Aircraft Collision
Avoidance Systems
Products:
BoxBuilds
Complex PCB’s
Backplanes

CTS CORPORATION
Innovation and Quality Driving Growth

Major CTS Competitors
PRODUCTS
Sensors and Actuators
COMPETITION
AB Electronics, Alps, Bosch, Bourns, Delphi, Denso,
Continental, CST, Hella, Mikuni
Electronic Components
Electronics Manufacturing Services
Axiom, Celestica, DuCommun, Flextronics, Jabil,
Keytronic, Plexus, Sanmina-SCI, Sparton, STI Ltd.,
Sypris Solutions, TT EMS
Frequency Products - Infrastructure
Mini-circuits, Mtron, Morion, NDK, Rakon, RFMD, Vectron
Piezo electronics
APC, Edo, Morgan ElectroCeramics, Sumitomo, TRS
Ceramic Filters
Murata, Partron, TDK, UBE
EMI / RFI Filters
AVX, Corrymicro, Ferroperm, API Technologies, Stelco
BI Tech, Bourns, Grayhill, KOA
Resistor Networks

ChargePoint

Innovation and Quality Driving Growth

Supplying the ‘Green’ Energy Market
Sensors
And
Actuators
EMS
Battery - Electric
All-Electric Vehicles
Electric Vehicle
Charging Systems
& Power Systems
‘Green’ Energy Sales
$ in Millions
New Electric Vehicle Market
Strengthening;
Providing Opportunities in
Fast Growing Market
Hybrid Gas/Electric
Vehicles
8
Program
Wins
2
Program
Wins
Zero-
Emissions
$1
$5
$9
$15
$18
2009 2010 2011 2012 2013

CTS CORPORATION
Innovation and Quality Driving Growth

Financial Summary
Note:  Adjusted data excludes restructuring and related charges, asset impairments and income tax adjustments.
2011 2010 2009 2008 2007
Net Sales $588.5 $552.6 $499.0 $691.7 $685.9
Adjusted Operating Earnings $28.7 $29.5 $17.6 $37.0 $34.9
Adjusted Operating Earnings % of Sales 4.9% 5.3% 3.5% 5.3% 5.1%
Adjusted Net Earnings $23.4 $23.1 $12.0 $26.5 $26.0
Adjusted Net Earnings % of Sales 4.0% 4.2% 2.4% 3.8% 3.8%
Adjusted EPS, Diluted $0.67 $0.66 $0.36 $0.77 $0.71
Free Cash Flow $8.7 $6.1 $40.1 $16.5 $32.5
Total Debt / Capitalization 22.0% 20.3% 16.9% 22.4% 17.5%
Depreciation and Amortization $17.5 $17.6 $19.5 $24.2 $22.8
Adjusted EBITDA $49.5 $48.4 $36.4 $62.8 $60.9
Adjusted EBITDA % of Sales 8.4% 8.8% 7.3% 9.1% 8.9%
Controllable Working Capital - % of Sales 17.4% 16.8% 13.8% 14.4% 12.7%
Capex $15.6 $13.3 $6.5 $17.6 $16.1
Capex - % of Sales 2.6% 2.4% 1.3% 2.6% 2.3%
$ in Millions

Other Financial Data – Income Statement
Note:  Adjusted data excludes restructuring and related charges, asset impairments and income tax adjustments.
$ in Millions Q4 Q3 Q2 Q1 Q4 Q3 Q2 Q1
Net Sales $144.0 $146.1 $146.9 $151.5 $145.0 $139.4 $138.9 $129.4
Adjusted Gross Margin Percentage 19.6% 19.4% 19.4% 19.2% 20.3% 21.5% 21.9% 23.6%
Adjusted Operating Earnings $9.6 $7.8 $5.5 $5.8 $7.7 $7.8 $7.7 $6.3
Adjusted Operating Earnings % of Sales 6.7% 5.3% 3.8% 3.8% 5.3% 5.6% 5.6% 4.9%
Adjusted Net Earnings $7.7 $5.9 $4.8 $5.1 $5.9 $6.9 $5.9 $4.4
Adjusted Net Earnings % of Sales 5.3% 4.0% 3.3% 3.4% 4.1% 4.9% 4.2% 3.4%
Adjusted EPS, Diluted $0.22 $0.17 $0.14 $0.15 $0.17 $0.20 $0.17 $0.13
Depreciation and Amortization $4.4 $4.4 $4.4 $4.4 $4.3 $4.4 $4.5 $4.4
Adjusted EBITDA $14.6 $12.5 $10.9 $11.5 $12.1 $13.9 $12.0 $10.3
Adjusted EBITDA % of Sales 10.1% 8.5% 7.4% 7.6% 8.3% 10.0% 8.6% 8.0%
2010 2011

Other Financial Data – Balance Sheet Metrics
$ in Millions
Q4 Q3 Q2 Q1 Q4 Q3 Q2 Q1
Accounts Receivable, net $88.3 $90.3 $87.8 $96.4 $95.9 $90.1 $84.6 $74.1
Inventories, net $92.5 $91.4 $88.6 $87.9 $76.9 $76.6 $68.8 $60.0
Accounts Payable $80.5 $78.9 $77.1 $79.4 $75.4 $70.5 $68.2 $59.5
Free Cash Flow $5.4 $1.0 $8.0 ($5.7) $8.5 ($2.5) ($3.7) $3.8
Total Debt $74.4 $89.7 $74.7 $80.3 $70.0 $77.1 $65.9 $56.0
Equity $263.3 $291.1 $285.7 $281.5 $274.3 $265.1 $256.9 $251.2
Total Debt / Capitalization 22% 24% 21% 22% 20% 23% 20% 18%
2011 2010

CTS CORPORATION

APPENDIX 1

REGULATION G

CTS Corporation

Reconciliation of Gross Margin to Adjusted Gross Margin

($ in millions)

	2011	2011				2010	2010				2009
	Full year	Q4	Q3	Q2	Q1	Full year	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Gross Margin	$109.8	$25.8	$27.5	$27.4	$29.2	$119.9	$29.1	$30.0	$30.3	$30.5	$30.9	$26.2	$21.9	$19.8

Charges (credits) to reported Gross Margin :
Restructuring-related costs included in cost of goods sold	0.3	0.3	—	—	—	0.3	0.3	—	—	—	—	—	—	—
Insurance recovery for business interruption	4.1	2.2	0.8	1.1		—

Total adjustments to reported Gross Margin	4.3	2.5	0.8	1.1	—	0.3	0.3	—	—	—	—	—	—	—

Adjusted Gross Margin	$114.2	$28.3	$28.3	$28.5	$29.2	$120.2	$29.4	$30.0	$30.3	$30.5	$30.9	$26.2	$21.9	$19.8

Total Sales	$588.5	$144.0	$146.1	$146.9	$151.5	$552.6	$145.0	$139.4	$138.9	$129.4	$133.9	$126.6	$120.4	$118.1

Adjusted Gross Margin as a percentage of total sales	19.4%	19.6%	19.4%	19.4%	19.2%	21.7%	20.3%	21.5%	21.9%	23.6%	23.1%	20.7%	18.2%	16.8%

Note: Q2 2011 reclass to conform with current period reclassification.

CTS Corporation

Reconciliation of Operating Earnings (Loss) to Adjusted Operating Earnings (Loss)

($ in millions)

	2011				2010				2009				Full year
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	2011	2010	2009	2008	2007
Operating earnings / (loss)	$7.2	$7.8	$4.5	$5.8	$6.0	$7.8	$7.7	$6.3	$8.3	$6.3	$3.2	$(35.5)	$25.2	$27.8	$(17.8)	$30.9	$32.3

Charges (credits) to reported operating earnings (loss):
Restructuring, restructuring-related, and asset impairment charges	2.4	—	0.7	—	1.7	—	—	—	—	—	—	2.2	3.1	1.7	2.2	6.1	2.6
Goodwill impairment		—	—	—	—	—	—	—	—	—	—	33.2		—	33.2
Gain on sale of excess equipment less LTCC severance														—
Additional legal costs		—	0.3										0.3	—	—	—	—

Total adjustments to reported operating (loss) / earnings	2.4	—	1.0	—	1.7	—	—	—	—	—	—	35.4	3.5	1.7	35.4	6.1	2.6

Adjusted operating earnings / (loss), excluding above referenced items	$9.6	$7.8	$5.5	$5.8	$7.7	$7.8	$7.7	$6.3	$8.3	$6.3	$3.2	$(0.1)	$28.7	$29.5	$17.6	$37.0	$34.9

Total Sales	$144.0	$146.1	$146.9	$151.5	$145.0	$139.4	$138.9	$129.4	$133.9	$126.6	$120.4	$118.1	$588.5	$552.6	$499.0	$691.7	$685.9

Adjusted operating earnings / (loss), excluding above referenced items, as a percentage of total sales	6.7%	5.3%	3.8%	3.8%	5.3%	5.6%	5.6%	4.9%	6.2%	5.0%	2.7%	-0.1%	4.9%	5.3%	3.5%	5.3%	5.1%

CTS Corporation

Reconciliation of Net (Loss) Earnings to Adjusted Net Earnings (Loss)

($ in millions)

	2011				2010				2009				Full Year
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	2011	2010	2009	2008	2007
Net earnings / (loss) (A)	5.9	5.9	4.1	5.1	4.8	6.9	5.9	4.4	4.1	4.5	(7.0)	(35.6)	21.0	22.0	(34.1)	28.1	$24.0

Charges (credits) to reported net earnings (loss):
Restructuring, restructuring-related, and asset impairment charges	2.4	—	0.7	—	1.7	—	—		—	—	—	2.2	3.1	1.7	2.2	6.1	2.6
Goodwill impairment	—	—	—	—	—	—	—		—	—	—	33.2			33.2
Gain on sale of excess equipment less LTCC severance
Additional legal costs	—	—	0.3										0.3

Total adjustments to reported net earnings	2.4	—	1.0	—	1.7	—	—	—	—	—	—	35.4	3.5	1.7	35.4	6.1	2.6
Total adjustments, tax affected (B)	1.8	—	0.7		1.1							34.5	2.5	1.1	34.5	3.9	2.0

Impact of tax repatriation (C)									—	—	9.1				9.1
Impact of tax treaty (D)																(1.4)
Impact of reversal of tax reserves (E)									2.5						2.5	(4.1)

Adjusted net earnings / (loss) (A+B+C+D+E)	$7.7	$5.9	$4.8	$5.1	$5.9	$6.9	$5.9	$4.4	$6.6	$4.5	$2.1	$(1.1)	$23.4	$23.1	$12.0	$26.5	$26.0

Total Sales	$144.0	$146.1	$146.9	$151.5	$145.0	$139.4	$138.9	$129.4	$133.9	$126.6	$120.4	$118.1	$588.5	$552.6	$499.0	$691.7	$685.9

Adjusted net earnings / (loss) as a percentage of total sales.	5.3%	4.0%	3.3%	3.4%	4.1%	4.9%	4.2%	3.4%	4.9%	3.6%	1.7%	-0.9%	4.0%	4.2%	2.4%	3.8%	3.8%

	2010	2009	2009
	1st Half	2nd Half	1st Half
Net earnings / (loss) (A)	10.3	8.6	(42.6)

Charges (credits) to reported net earnings (loss):
Restructuring, restructuring-related, and asset impairment charges	—		2.2
Goodwill impairment	—		33.2
Gain on sale of excess equipment less LTCC severance
Gain on sale of excess Canadian land

Total adjustments to reported net (loss) / earnings	—	—	35.4
Total adjustments, tax affected (B)			34.5

Impact of tax repatriation (C)
Impact of tax treaty (D)			9.1
Impact of reversal of tax reserves (E)		2.5

Adjusted net earnings / (loss) (A+B+C+D+E)	$10.3	$11.1	$1.0

Total Sales	$268.3	$260.5	$238.5

Adjusted net earnings / (loss) as a percentage of total sales.	3.8%	4.3%	0.4%

CTS Corporation

Reconciliation of Diluted (Loss) Earnings Per Share to Adjusted Diluted Earnings (Loss) Per Share

	2011				2010				2009				Full Year
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	2011	2010	2009	2008	2007
Diluted earnings/(loss) per share	$0.17	$0.17	$0.12	$0.15	$0.14	$0.20	$0.17	$0.13	$0.12	$0.13	$(0.21)	$(1.06)	$0.60	$0.63	$(1.01)	$0.81	$0.66

Tax affected charges (credits) to reported (loss) / earnings per share:
Restructuring, restructuring-related, and asset impairment charges	0.05	—	0.01	—	0.03	—	—		—	—	—	0.05	0.06	0.03	0.05	0.10	0.05
Goodwill impairment	—	—	—	—	—	—	—		—	—	—	0.98			0.98
Gain on sale of excess equipment less LTCC severance
Additional legal costs	—	—	0.01										0.01

Total tax affected adjustments to reported (loss) / earnings per share	0.05	—	0.02	—	0.03	—	—	—	—	—	—	1.03	0.07	0.03	1.03	0.10	0.05

Tax impact of cash repatriation									—	—	0.27				0.27
Impact of reversal of tax reserves and change in tax treaty									0.07						0.07	(0.14)

Adjusted diluted earnings / (loss) per share	$0.22	$0.17	$0.14	$0.15	$0.17	$0.20	$0.17	$0.13	$0.19	$0.13	$0.06	$(0.03)	$0.67	$0.66	$0.36	$0.77	$0.71

CTS Corporation

ADJUSTED EBITDA YEAR-TO-DATE

($ in millions)

	Full Year
	2011	2010	2009	2008	2007
Net (loss) / earnings	$21.0	$22.0	$(34.1)	$28.1	$23.9

Depreciation and amortization expense	17.5	17.6	19.5	24.2	22.8
Interest expense	2.1	1.1	1.9	6.2	5.5
Tax expense / (benefit)	5.4	6.0	13.6	(1.8)	6.1

EBITDA	$46.0	$46.7	$1.0	$56.7	$58.3

Charges (credits) to reported EBITDA:
Restructuring and asset impairment charges	$3.1	$1.7	2.2	6.1	2.6
Additional legal costs	$0.3
Goodwill impairment			33.2
Gain on sale of excess equipment less LTCC severance

Total adjustments to reported EBITDA	3.5	1.7	35.4	6.1	2.6

Adjusted EBITDA	$49.5	$48.4	$36.4	$62.8	$60.9

Total Sales	$588.5	$552.6	$499.0	$691.7	$685.9

Adjusted EBITDA as a percentage of total sales.	8.4%	8.8%	7.3%	9.1%	8.9%

CTS Corporation

ADJUSTED EBITDA QUARTER-TO-DATE

($ in millions)

	2011				2010				2009
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Net earnings / (loss)	$5.9	$5.9	$4.1	$5.1	$4.8	$6.9	$5.9	$4.4	$4.1	$4.5	$(7.0)	$(35.6)

Depreciation and amortization expense	4.4	4.4	4.4	4.4	4.3	4.3	4.5	4.4	4.6	4.4	5.2	5.3
Interest expense	0.6	0.5	0.5	0.5	0.4	0.3	0.2	0.2	0.2	0.3	0.5	0.9
Tax expense / (benefit)	1.4	1.6	0.9	1.5	0.9	2.4	1.4	1.3	3.8	1.2	9.7	(1.0)

EBITDA	$12.1	$12.5	$9.9	$11.5	$10.4	$13.9	$12.0	$10.3	$12.7	$10.4	$8.4	$(30.4)

Charges (credits) to reported EBITDA:
Restructuring, restructuring-related, and asset impairment charges	2.4	—	0.7	—	1.7	—	—	—	—	—	—	2.2
Additional legal costs	—	—	0.3	—	—	—	—	—	—	—	—	—
Goodwill impairment	—	—	—	—	—	—	—	—	—	—	—	33.2

Total adjustments to reported EBITDA	2.4	—	1.0	—	1.7	—	—	—	—	—	—	35.4

Adjusted EBITDA	14.6	12.5	10.9	11.5	12.1	$13.9	$12.0	$10.3	$12.7	$10.4	$8.4	$5.0

Total Sales	$144.0	$146.1	$146.9	$151.5	$145.0	$139.4	$138.9	$129.4	$133.9	$126.6	$120.4	$118.1

Adjusted EBITDA as a percentage of total sales	10.1%	8.5%	7.4%	7.6%	8.3%	9.9%	8.6%	8.0%	9.5%	8.2%	7.0%	4.2%

CTS Corporation

Free Cash Flow

($ in millions)

	2011					2010				2009				Full Year
	Q4	Q3-YTD	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	2011	2010	2009	2008	2007
Cash flows provided from (used by) operations	$8.9	$13.4	$4.5	$11.3	$(2.5)	$11.2	$1.7	$1.0	$5.3	$12.5	$18.4	$19.7	$(4.0)	$22.2	$19.3	$46.6	$34.1	$48.6

Capital expenditures	(5.4)	(10.2)	(3.7)	(3.4)	(3.2)	(2.8)	(4.3)	(4.7)	(1.5)	(1.9)	(1.8)	(1.4)	(1.4)	(15.6)	(13.3)	(6.5)	(17.6)	(16.1)
Capital expenditures to replace property damaged by casualty	(1.8)	(2.9)	(2.9)	—	—	—	—	—	—	—	—	—	—	(4.7)	—	—	—	—
Insurance proceeds for property damage due to casualty	3.7	3.1	3.1	—	—	—	—	—	—	—	—	—	—	6.8	—	—	—	—

Net capital expenditures	(3.5)	(10.1)	(3.5)	(3.4)	(3.2)	(2.8)	(4.3)	(4.7)	(1.5)	(1.9)	(1.8)	(1.4)	(1.4)	(13.5)	(13.3)	(6.5)	(17.6)	(16.1)

Free cash flow	$5.4	$3.3	$1.0	$8.0	$(5.7)	$8.5	$(2.5)	$(3.7)	$3.8	$10.7	$16.6	$18.3	$(5.4)	$8.7	$6.1	$40.1	$16.5	$32.5

CTS Corporation

Definition of Financial Term—“Total Debt to Capitalization”

($ in millions)

	2011				2010				2009				2008				2007
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Notes payable	$—	$—	$0.2	$—	$—	$—	$—	$—	$—	$—	$—	$0.2	$—	$—	$—	$—	$1.0	$1.9	$1.5	$3.5
Current portion of long-term debt	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Long-term debt	74.4	89.7	74.5	80.3	70.0	77.1	65.9	56.0	50.4	49.5	51.0	85.9	80.0	98.4	90.0	113.7	68.3	55.7	55.1	54.4

Total debt	74.4	89.7	74.7	80.3	70.0	77.1	65.9	56.0	50.4	49.5	51.0	86.1	80.0	98.4	90.0	113.7	69.3	57.6	56.6	57.9
Total shareholders’ equity	263.3	291.1	285.7	281.5	274.3	265.1	256.9	251.2	247.5	241.9	237.1	242.6	277.5	340.0	335.2	326.1	326.4	332.1	328.4	326.8

Total capitalization	$337.7	$380.8	$360.5	$361.8	$344.3	$342.2	$322.8	$307.2	$297.9	$291.4	$288.1	$328.7	$357.5	$438.4	$425.2	$439.8	$395.7	$389.7	$385.0	$384.7

Total debt to capitalization	22.0%	23.6%	20.7%	22.2%	20.3%	22.5%	20.4%	18.2%	16.9%	17.0%	17.7%	26.2%	22.4%	22.4%	21.2%	25.9%	17.5%	14.8%	14.7%	15.1%

CTS Corporation

Definition of Financial Term—“Controllable Working Capital as a Percentage of Annualized Sales”

($ in millions)

Controllable working capital is defined as accounts receivable plus inventories less accounts payable

	Full Year	October 2,	July 3,	April 3,	Full Year	October 3,	July 4	April 4,	Full Year	September 27,	June 28,	March 29,	Full Year	Full Year
	2011	2011	2011	2011	2010	2010	2010	2010	2009	2009	2009	2009	2008	2007
Net Accounts Receivables	$88.3	$90.3	$87.8	$96.4	$95.9	$90.1	$84.6	$74.1	$71.7	$75.9	$73.6	$76.7	$94.2	$100.7
Net Inventory	92.5	91.4	88.6	87.9	76.9	76.6	68.8	60.0	54.3	60.5	61.7	70.2	70.9	73.8
Accounts Payable	(80.5)	(78.9)	(77.1)	(79.4)	(75.4)	(70.5)	(68.2)	(59.5)	(52.3)	(62.2)	(53.0)	(53.4)	(71.3)	(84.2)
Controllable Working Capital	100.4	102.8	99.3	104.9	97.4	96.2	85.2	74.5	73.7	74.2	82.3	93.5	93.8	90.3

Quarterly sales	$144.0	$146.1	$146.9	$151.5	$145.0	$139.4	$138.9	$129.4	$133.9	$126.6	$120.4	$118.1	$162.8	$178.3

Acquisition Adjustments
Adjusted quarterly sales	$144.0	$146.1	$146.9	$151.5	$145.0	$139.4	$139.4	$129.4	$133.9	$126.6	$120.4	$118.1	$162.8	$178.3
Multiplied by 4	4	4	4	4	4	4	4	4	4	4	4	4	4	4

Annualized sales	576.00	584.28	587.68	606.00	580.10	557.45	557.45	517.61	535.55	506.40	481.60	472.40	651.20	713.20

Controllable Working Capital %—Annual	17.4%	17.6%	16.9%	17.3%	16.8%	17.3%	15.3%	14.4%	13.8%	14.7%	17.1%	19.8%	14.4%	12.7%

CTS Corporation

Definition of Financial Term—“Capex as Percentage of Sales”

($ in millions)

	Full Year	Q3	Q2	Q1	Full Year	Full Year	Full Year	Full Year
	2011	2011	2011	2011	2010	2009	2008	2007
Capex	$15.6	$3.7	$3.4	$3.2	$13.3	$6.5	$17.6	$16.1
Total Sales	588.5	146.1	146.9	151.5	552.6	499.0	691.7	685.9

Capex as % of Sales	2.6%	2.5%	2.3%	2.1%	2.4%	1.3%	2.6%	2.3%

CTS Corporation

Definition of Financial Term—

Adjusted Return on Invested Capital

	Full Year
	2011	2010	2009
Operating earnings	$25.2	$27.8	$(17.8)

Charges (credits) to reported operating earnings:
Restructuring and asset impairment charges	3.1	1.7	2.2

Additional Legal Costs	0.3
Gain on sale of excess equipment less LTCC severance
Goodwill Impairment			33.2

Total adjustments to reported operating earnings	3.5	1.7	35.4

Adjusted operating earnings	$28.7	$29.5	$17.6

*Tax rate	21%	22%*	20%

Tax effected adjusted operating earnings	$22.6	$23.0	$14.1

Invested Capital:
Current Year:
Shareholders’ equity	$263.3	$274.3	$247.5
Long-term debt	74.4	70.0	50.4
Less: Cash	(76.4)	(73.3)	(51.2)

Invested capital	261.3	270.9	246.7

Prior Year:
Shareholders’ equity	$274.3	$247.5	$277.5
Long-term debt	70.0	50.4	80.0
Less: Cash	(73.3)	(51.2)	(44.6)

Invested capital	270.9	246.7	312.9

Adjusted invested capital	$266.1	$258.8	$279.8

Adjusted return on invested capital	8.5%	8.9%	5.0%

Sales	$588.5	$552.6	$499.0
Tax effected adjusted operating earnings	22.6	23.0	14.1

Tax effected adjusted operating margin as a percentage of sales (a)	3.8%	4.2%	2.8%

Sales	$588.5	$552.6	$499.0
Adjusted invested capital	266.1	258.8	279.8

Invested capital turns (b)	2.21	2.14	1.78

Adjusted return on invested capital (a) x (b)	8.5%	8.9%	5.0%

*	For 2011, 2010 & 2009, Tax rates are Adjusted Effective Tax Rates